Citizens First Bank

InvestKY Presentation

June 5, 2015

Grow.

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Forward-Looking Statements

We may from time to time make written or oral statements, including statements contained in this presentation, which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may”, “expect”, “anticipate”, “intend”, “consider”, “plan”, “believe”, “seek”, “should”, “estimate”, and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. These statements should be considered subject to various risks and uncertainties. Such forward-looking statements are based on many assumptions and estimates and are not guarantees of future performance. Such statements are made pursuant to “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

You should consider the areas of risk described under the headings “Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 in connection with any forward-looking statements that may be made by us and our business generally. Except to the extent required by applicable law or regulations, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Non-GAAP Financial Measures

This presentation includes non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). Such non-GAAP financial measures include the tangible book value per share. The most comparable GAAP measure to this is book value per share.

We use non-GAAP financial measures because we believe they are useful for evaluating our financial condition, operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. We also believe these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial condition and financial results, as well as comparison to financial results for prior periods. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and are not necessarily comparable to non-GAAP performance measures that other companies may use. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included as an appendix to this presentation.

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Company Overview

- Established February 1999
- 8 branches,2 administrative offices and loan production office
- 95 full-time equivalent employees
- Focus on earnings improvement and reducing risk
- Located in one of the fastest growing areas in Kentucky and Tennessee

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Our Management Team/Years of Banking Experience

- Todd Kanipe, President & CEO—25
- Steve Marcum,CPA, EVP & CFO—36
- Marc Lively, EVP & CCO—30
- Kim Thomas, EVP of Retail Banking—22

Our Deposit Market Area

Barren River Area Development District:

- Deposits $4.61 billion
- 10 County Market
- 23% growth since 2007

County Total Deposits:

- Warren $1.9 Billion/6th
- Barren $693 Million/21st
- Simpson $533 Million/29th
- Hart $213 Million/71st
- Williamson, TN $5.8 Billion/5th


State Resort Park
Lebanon
Leitchfield
Hartford
Beaver Dam
Campbellsville
Central City
Greenville
Morgantown
Green River Lake State Park
Mammoth Cave National Park
Lake Malone State Park
Columbia
Alvaton
Russellville
Scottsville
Port Royal State Park
Portland
Lafayette
Clarksville
Springfield
White House
Dale Hollow State Resort Park
Standing Stone State Park

Source: FDIC data for June 30, 2014

Deposit Market Share

Market Share for Barren, Hart, Simpson, and Warren Counties (currently 3rd)


12%
14%
13%
10%
9%
7%
7%
5%
5%
4%
5%
5%
4%
Other Institutions (12)
BB&T
US Bank
Citizens First
Franklin Bank & Trust
South Central Barren
American Bank
South Central Warren
Edmonton State Bank
PNC
PBI
Regions Bank
Independence Bank

Source: FDIC Summary of Deposits, June 2014

Loan Geographic Distribution



2%
24%
74%
Kentucky
Tennessee
Other states

Zip Code Analysis as of 3-31-2015

Loan Portfolio Composition



1%
13%
12%
28%
46%
Commercial & Agricultural (non RE)
Owner-occupied Commercial RE
Non-owner-occupied Commercial RE
1-4 family Residential RE (incl construction)
Consumer

Call Report as of 3-31-2015

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Diluted Earnings Per Share


$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$(0.05)

	March	June	September	December
2012	$0.29	$0.24	$0.35	$0.23
2013	$(0.05)	$0.30	$0.02	$0.25
2014	$0.27	$0.29	$0.38	$0.35
2015	$0.29			

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Balance Sheet Overview


$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-

	2012	2013	2014	March 2015
Capital	$41,566	$38,347	$38,448	$39,351
Loans	$298,754	$295,068	$318,477	$319,632
Deposits	$331,733	$342,951	$341,784	$365,365
Assets	$406,556	$410,175	$412,814	$431,132

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Net Interest Margin-Bank



4.30%
4.20%
4.10%
4.00%
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%

	Dec 12	Dec 13	Dec 14	Mar 15
CFB	4.25%	3.99%	3.93%	3.83%
Peers	3.83%	3.73%	3.77%	3.70%

Source: Uniform Bank Performance Reports

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Efficiency Ratio-Bank



70.00%
68.00%
66.00%
64.00%
62.00%
60.00%
58.00%

	Dec 12	Dec 13	Dec 14	Mar-15
CFB	62.67%	67.07%	68.54%	69.34%
Peers	66.81%	67.57%	66.64%	66.71%

Source: Uniform Bank Performance Reports

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Non-Performing Loans/Loans


2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	Dec 12	Dec 13	Dec 14	Mar 15
CFB	2.06%	0.40%	0.37%	0.38%
Peers	2.06%	1.47%	1.06%	1.05%

Source: Uniform Bank Performance Reports

Tangible Book Value Per Common Share (TBV)



$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00

	Dec-10	Dec-11	Dec-12	Dec-13	Dec-14	Mar-15
TBV	$9.37	$9.80	$11.32	$11.51	$13.39	$13.85

CZFC Market High and Low Prices



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$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4
14Q1
14Q2
14Q3
14Q4
15Q1
High
Low

June 1, 2015
Close--$12.50

Strategic Initiatives

- **Market share**
  - Loan production office in Williamson Co., Tennessee
  - Slowing asset growth to preserve capital
  - Current focus on organic loan and deposit growth in core market
- **Capital structure**
  - Repaid final $3.3 million of CPP funds during first quarter of 2014
  - Redeemed CPP warrants for $1.7 million in April, 2015
  - Cumulative preferred stock could convert at $14.06
- **Branding**
  - Mobile deposit capture available by 4th quarter 2015

Challenges Ahead

- **Prolonged Economic Recovery**
  - Credit quality improved but still a concern
  - Cautiously optimistic with housing
  - Lack of quality loan growth in our local market
- **Interest Rate Environment**
  - Compression of net interest margin
  - When will rates rise and how quickly?
- **Regulatory Landscape**
  - Influence of CFPB, Dodd-Frank
  - Pressure on non-interest income
  - Increasing capital ratio requirements (BASEL III)

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Questions or Comments?

Appendix

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Non-GAAP Capital Measures

	March 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total shareholders' equity (a)	$39,351	$38,448	$38,348	$41,566
Less:				
Preferred stock	(7,659)	(7,659)	(10,925)	(14,178)
Common equity (b)	31,692	30,789	27,423	27,388
Goodwill	(4,097)	(4,097)	(4,097)	(4,097)
Intangible assets	(318)	(336)	(665)	(997)
Tangible common equity (c)	27,277	26,356	22,661	22,294
Add:				
Preferred stock	7,659	7,659	10,925	14,178
Tangible equity (d)	$34,936	$34,015	$33,586	$36,472
Total assets (e)	$431,132	$412,814	$410,175	$406,556
Less:				
Goodwill	(4,097)	(4,097)	(4,097)	(4,097)
Intangible assets	(318)	(336)	(665)	(997)
Tangible assets (f)	$426,717	$408,381	$405,413	$401,462
Shares outstanding (in thousands) (g)	1,969	1,969	1,969	1,969
Book value per common share (b/g)	$16.10	$15.64	$13.93	$13.91
Tangible book value per common share (c/g)	**$13.85**	**$13.39**	**$11.51**	**$11.32**
Total shareholders' equity to total assets ratio (a/e)	9.13%	9.31%	9.35%	10.22%
Tangible equity ratio (d/f)	8.15%	8.33%	8.28%	9.08%
Tangible common equity ratio (c/f)	6.39%	6.45%	5.59%	5.55%